UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 26, 2011

VALPEY-FISHER CORPORATION
(Exact name of Registrant as specified in charter)

Commission File No: 1-4184

Maryland	06-0737363
(State or other jurisdiction of incorporation or organization)	(IRS Employer ID No.)
75 South Street Hopkinton, MA	01748-2204
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code:	(508) 435-6831

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.          Other Events.

A putative class action lawsuit entitled “Boon Ping Teoh v. Michael J. Ferrantino, Jr. et al.” (Civil Action No. V356627) has been filed in the Circuit Court for Montgomery County, Maryland against Valpey-Fisher Corporation (the “Company”), the Company’s directors, CTS Corporation (“CTS”) and its indirect wholly-owned subsidiary, VF Acquisition Corp. (“Merger Sub”).  The lawsuit was filed on December 13, 2011 and first served upon the Company on or about December 26, 2011.  The Plaintiff’s complaint generally alleges that the directors breached their fiduciary duties to the Company and its stockholders by (i) approving, for inadequate consideration, the merger of Merger Sub with and into the Company, with the Company continuing as the surviving corporation and an indirect wholly-owned subsidiary of CTS, pursuant to the terms and conditions of the Agreement and Plan of Merger dated November 17, 2011 between the Company, CTS and Merger Sub and (ii) disseminating a materially misleading proxy statement in connection with a Special Meeting of Stockholders of the Company to be held on January 24, 2012 to consider approval of the merger.  The Plaintiff is seeking injunctive relief, monetary damages and attorneys’ fees.

The Company and its directors intend to rigorously contest the claims set forth in the lawsuit.

WHERE YOU CAN FIND MORE INFORMATION

In connection with the proposed merger, the Company filed, with the Securities and Exchange Commission (“SEC”), its proxy statement and a form of proxy on Schedule 14A on December 20, 2011.  The proxy statement and proxy card were first mailed to Stockholders of the Company on or about December 21, 2011.  BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT, ALL RELATED SUPPLEMENTS AND AMENDMENTS (IF AND WHEN THEY BECOME AVAILABLE) AND ALL OTHER RELATED MATERIALS CAREFULLY BECAUSE THEY CONTAIN (AND, IN THE CASE OF SUPPLEMENTS OR AMENDMENTS, WILL CONTAIN) IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER AND RELATED MATTERS.  Stockholders of the Company will be able to obtain, without charge, a copy of the proxy statement, any supplements and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. Stockholders of the Company will also be able to obtain, without charge, a copy of the proxy statement, any supplements and other relevant documents (when available) by directing a request by mail or telephone to Valpey-Fisher Corporation, Attn: Secretary, 75 South Street, Hopkinton, MA 01748, telephone: (508) 435-6831.  You may also contact MacKenzie Partners by calling (800) 322-2885 (toll-free).  If your bank, brokerage firm or other nominee holds your shares, you may call your bank, brokerage firm or other nominee for additional information.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the merger.  Information concerning such participants and their respective interests in the Company by security holdings or otherwise is set forth in the proxy statement for the Company’s Special Meeting of Stockholders to be held on January 24, 2012, which was filed with the SEC on December 20, 2011.  Stockholders may obtain additional information regarding the interests of such participants by reading the proxy statement, all related supplements and amendments and other relevant documents regarding the merger when they become available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALPEY-FISHER CORPORATION

Date:	January 4, 2012	By:	/s/ Michael J. Kroll
		Name:	Michael J. Kroll
		Title:	Vice President, Treasurer and Chief
Financial Officer